UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: December 29, 2006
(Date of earliest event reported)

Forgent Networks Inc

(Exact name of registrant as specified in its charter)

TX	0-20008	74-2415696
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

108 Wild Basin Rd	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Registrant’s press release dated January 3, 2007, announcing Forgent Networks regains compliance with NASDAQ listing requirements

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

                None

(b) Pro forma financial information:

                None

(c) Shell company transactions:

                None

(d) Exhibits

                99.1         Press Release of Forgent Networks, Inc. dated January 3, 2007

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2007	FORGENT NETWORKS INC
	By:	/s/ Richard N. Snyder
Richard N. Snyder
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Forgent Networks Inc dated January 3, 2007